                                                                Exhibit 10.32


                      SIXTH AMENDMENT TO CREDIT AGREEMENT


                  SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 15, 1997, among TRANSWORLD HEALTHCARE, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S E T H :


                  WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;


                  NOW, THEREFORE, it is agreed:

I.  Amendments and Modifications to Credit Agreement.

         1. The definition of "Consolidated EBITDA" appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting immediately prior to the phrase "(u) to the extent" the following new clause:

                  "(t) to the extent Consolidated EBITDA is being determined for any period that includes July 1997, and to the extent that Consolidated EBITDA (whether directly or through reductions to Consolidated Net Income) has been reduced by any of the occurrences described on Annex XIII hereto, the amount of such reductions (in no event to exceed the respective amount specified in said Annex XIII),",

(ii) deleting the period at the end of Clause (II) thereof and inserting "and" in lieu thereof and (iii) inserting the following new clause (III) at the end thereof:

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                  "(III) excluding therefrom any amounts constituting income related to the Radamerica Sale, in each case that would otherwise (in the absence of this clause (III)) have been included in arriving at Consolidated EBITDA for such period."

         2. The Credit Agreement is hereby further amended by adding new Annex XIII thereto in the form attached hereto as Annex XIII.

         3. As consideration for the approval of this Amendment, the parties hereto acknowledge and agree that, notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, the Borrower shall not be permitted to request or incur any additional Loans or to request or have any additional Letters of Credit issued for its account, in either case unless and until the Required Banks otherwise agree.

         The parties hereto acknowledge and agree that (i) the Required Banks may, in their sole discretion, refuse to permit the Borrower to request or incur additional Loans or to request or have any additional Letters of Credit issued for its account pursuant to the Credit Agreement or impose conditions on such permission and (ii) no Bank shall have any liability whatsoever to the any of the parties hereto, or any other Person, as a result of any refusal (for any reason whatsoever) of one or more Banks to grant permission as is required above with respect to additional Loans or Letters of Credit as described above.



II.  Miscellaneous Provisions.

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Sixth Amendment Effective Date (as defined below), after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Sixth Amendment Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                                      -2-

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         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective as of the date (the "Sixth Amendment Effective Date") when the Borrower, each other Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Sixth Amendment Effective Date.

         6. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                              *    *    *


                                      -3-

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                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                          TRANSWORLD HEALTHCARE, INC.,
                                            as Borrower



                                          By /s/ Wayne A. Palladino
                                             --------------------------------
                                             Title: Senior Vice President and
                                                    Chief Financial Officer




                                          BANKERS TRUST COMPANY,
                                            Individually and as Agent



                                          By /s/ Patricia Hogan
                                             --------------------------------
                                             Title: Vice President




                                          THE BANK OF NEW YORK



                                          By
                                             --------------------------------
                                             Title:

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                                          BANQUE PARIBAS



                                          By
                                             --------------------------------
                                             Title:




                                          By
                                             --------------------------------
                                             Title:




                                          UNION BANK OF SWITZERLAND,
                                            NEW YORK BRANCH



                                          By /s/ Leo L. Baltz
                                             --------------------------------
                                             Title: Director



                                          By /s/ Robert H. Riley III
                                             --------------------------------
                                             Title: Managing Director



                                          FLEET BANK, N.A.



                                          By /s/ Robert Isaksen
                                             --------------------------------
                                             Title: Vice President

Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement referenced in the foregoing Sixth Amendment and a party to various Security Documents, hereby acknowledges and agrees to the foregoing provisions of the Sixth Amendment.

Acknowledged and
Agreed this first day
of October, 1997.



DERMAQUEST, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President




MK DIABETIC SUPPORT
SERVICES, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President




THE PROMPTCARE COMPANIES, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President

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THE PROMPTCARE LUNG CENTER, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President




STERI-PHARM, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President




TRANSWORLD HOME HEALTHCARE NURSING DIVISION, INC., as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President

RESPIFLOW, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President

                                                                     ANNEX XIII



Occurrence                                                     Amount
----------                                                     ------

Write-down of investment in HMI                             $20,000,000
Additional reserves against DermaQuest,
  Inc. receivables                                           $2,660,000
Loss on termination of agreement to purchase
  VIP Health Services, Inc.                                  $1,622,000
Reserve for shut down of PromptCare Lung
  Center, Inc.                                               $1,100,000
Write-off on intangible assets relating to
  DermaQuest, Inc.                                          $12,079,000
Other and miscellaneous items                                  $295,000